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                                                                    Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-119350) of WebSideStory, Inc., of our report dated March 25, 2005 relating to the consolidated financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP


San Diego, California
March 25, 2005